Exhibit 99.1

                                EQUITY ONE, INC.
                        SUPPLEMENTAL INFORMATION PACKAGE


                                DECEMBER 31, 2002


                             [EQUITY ONE, INC. LOGO]


                                Equity One, Inc.
                          1696 N.E. Miami Gardens Drive
                        North Miami Beach, Florida 33179
                    Tel: (305) 947-1664 Fax: (305) 947-1734
                                www.equityone.net

                                EQUITY ONE, INC.

                            SUPPLEMENTAL INFORMATION
                                DECEMBER 31, 2002
                                   (UNAUDITED)

                             TABLE OF CONTENTS


                                                                            Page
                                                                            ----
    1.  SUMMARY OPERATING INFORMATION......................................   3

    2.  SUMMARY BALANCE SHEET INFORMATION..................................   4

    3.  CONSOLIDATED STATEMENTS OF EARNINGS................................   5

    4.  CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS...................   6

    5.  CONSOLIDATED BALANCE SHEETS........................................   7

    6.  DEBT SUMMARY.......................................................   8

    7.  PROPERTY STATUS REPORT.............................................  11

    8.  ANNUAL MINIMUM RENT BY LOCATION....................................  14

    9.  TENANT CONCENTRATION SCHEDULE......................................  15

   10.  LEASE EXPIRATION SCHEDULE..........................................  16

   11.  REAL ESTATE DEVELOPMENTS, DISPOSITIONS AND ACQUISITIONS............  17

   12.  JOINT VENTURE INVESTMENTS..........................................  19

   13.  STOCK PRICE AND VOLUME STATISTICS..................................  20

-------------------------------------------------------------------------------

         FORWARD LOOKING STATEMENTS

         Certain information contained in this Supplemental Information Package may contain forward-looking statements regarding company and property performance within the meaning of the Private Securities Litigation Reform Act of 1995. Future results could vary materially from actual results depending on risks and uncertainties inherent in general and local real estate conditions, or competitive factors specific to the markets in which the Company operates. The Company assumes no obligation to update this information. For more details, please refer to Equity One's SEC filings, including the most recent report on Form 10-K and Form 10-Q.

         BASIS OF PRESENTATION

         All prior reporting periods encompassing the period August 18, 2000 through September 19, 2001 have been restated to account for the acquisition of 68.07% of the stock of First Capital Realty (TSE:FCR), the parent of Centrefund Realty (U.S.) Corporation ("CEFUS"), by Gazit-Globe (1982) Ltd. (TLV:GLOB), Equity One's majority shareholder. The restatement consolidates the operations of Equity One and CEFUS between August 18, 2000 and September 19, 2001, subject to a 31.93% minority interest in CEFUS. On September 20, 2001, Equity One acquired 100% of CEFUS from First Capital Realty, thereby acquiring the remaining 31.93% minority interest.

EQUITY ONE, INC. AND SUBSIDIARIES
SUMMARY OPERATING INFORMATION
FOR THE PERIODS ENDED DECEMBER 31, 2002 AND 2001
(IN THOUSANDS, EXCEPT PER SHARE DATA)
-------------------------------------------------------------------------------

                                                                 THREE MONTHS ENDED              TWELVE MONTHS ENDED
                                                           DEC 31, 2002     DEC 31, 2001     DEC 31, 2002     DEC 31, 2001
                                                           ------------     ------------     ------------     ------------
TOTAL DIVIDENDS PAID PER SHARE                               $   0.27         $   0.27         $   1.08         $   1.06

FUNDS FROM OPERATIONS PER SHARE                              $   0.29         $   0.30         $   1.36         $   1.28
       DIVIDEND/FFO PAYOUT RATIO                                 93.1%            90.0%            79.4%            82.8%
       FFO MULTIPLE (ANNUALIZED IF < 12 MONTHS)                  11.5              9.8

ADJUSTED FUNDS FROM OPERATIONS PER SHARE                     $   0.25         $   0.27         $   1.26         $   1.18
       DIVIDEND/AFFO PAYOUT RATIO                               108.0%           100.0%            85.7%            89.8%
       AFFO MULTIPLE (ANNUALIZED IF < 12 MONTHS)                 13.4             10.6


EBITDA (EXCLUDING DISCONTINUED OPERATIONS)                   $ 17,523         $ 15,280         $ 66,865         $ 52,952

INTEREST EXPENSE                                             $  5,724         $  5,545         $ 22,368         $ 21,262

EBITDA: INTEREST COVERAGE RATIO                                   3.1              2.8              3.0              2.5

EBITDA MARGIN (EBITDA/TOTAL REVENUES)                            64.5%            64.4%            64.9%            66.3%



NET OPERATING INCOME (NOI) FROM CONTINUING OPERATIONS
       TOTAL RENTAL INCOME                                   $ 26,696         $ 23,087         $100,292         $ 76,975
       PROPERTY OPERATING EXPENSES (1)                          8,140            7,376           30,044           23,866
                                                             --------         --------         --------         --------
NET OPERATING INCOME                                         $ 18,556         $ 15,711         $ 70,248         $ 53,109
                                                             ========         ========         ========         ========

NOI MARGIN (NOI/TOTAL RENTAL INCOME)                             69.5%            68.1%            70.0%            69.0%


       (1)   net of intercompany expenses.


SAME PROPERTY NOI (2)
       TOTAL RENTAL INCOME                                   $ 25,036        $ 21,997        $ 38,279        $ 35,839
       PROPERTY OPERATING EXPENSES                              7,852           7,059          10,419           9,618
                                                             --------        --------        --------        --------
NET OPERATING INCOME                                         $ 17,184        $ 14,938        $ 27,860        $ 26,221
                                                             ========        ========        ========        ========

GROWTH IN SAME PROPERTY NOI                                      15.0%                            6.3%
GROWTH IN SAME PROPERTY NOI, EXCLUDING
       TERMINATION FEES                                           4.9%                            4.4%

       (2) Includes only same properties operated in the current and prior periods and these properties may differ for the three and twelve-month periods. Total rental income includes termination fees for the three months ended December 31, 2002 and 2001 of $1,706 and $179, respectively, and for the twelve months ended December 31, 2002 and 2001 of $1,206 and $693, respectively.

GENERAL & ADMINISTRATIVE EXPENSES (3)                        $  1,638         $  1,099         $  6,649         $  3,553
       AS % OF TOTAL REVENUES                                    6.02%            4.63%            6.45%            4.45%
       AS % OF TOTAL ASSETS                                      0.90%              NA             0.91%              NA

       (3) Includes abandoned transaction due diligence costs for the three months ended December 31, 2002 and 2001 of $0 and $58, respectively, and for the twelve months ended December 31, 2002 and 2001 of $695 and $58, respectively.

EQUITY ONE, INC. AND SUBSIDIARIES
SUMMARY BALANCE SHEET INFORMATION
as of December 31, 2002 and December 31, 2001
(in thousands, except per share data)
-------------------------------------------------------------------------------

                                                                                   DEC 31, 2002          DEC 31, 2001
                                                                                   ------------          ------------
CLOSING MARKET PRICE                                                               $      13.35          $      13.74
DIVIDEND YIELD (BASED ON CURRENT ANNUALIZED DIVIDEND)                                      8.09%                 7.86%

BOOK VALUE PER SHARE (FULLY DILUTED, END OF PERIOD)                                $      10.00          $       9.50


LIQUIDITY
       CASH AND CASH EQUIVALENTS                                                   $      2,944          $        906
                                                                                   ============          ============
       CASH HELD IN ESCROW                                                         $      5,933          $      1,715
                                                                                   ============          ============
       REVOLVING CREDIT FACILITIES
            GROSS AVAILABLE UNDER CURRENT CREDIT FACILITIES                              81,703                50,641
                 LESS: OUTSTANDING BALANCE                                              (23,000)              (27,409)
                       HOLDBACK FOR LETTERS OF CREDIT                                    (1,073)                 (999)
                       ESCROWED FOR TAX AND INSURANCE                                      (186)                 (448)
                                                                                   ------------          ------------
            NET AVAILABLE UNDER CREDIT FACILITIES                                  $     57,444          $     21,785
                                                                                   ============          ============

EQUITY CAPITALIZATION (END OF PERIOD)
       COMMON STOCK SHARES (IN THOUSANDS)
            BASIC COMMON STOCK SHARES                                                34,210.147            28,620.757
            Diluted common shares
                 Unvested restricted common shares                                      330.335               160.086
                 Walden Woods shares                                                     93.656                93.656
                 Northport operating partnership units                                  261.850               261.850
                 Common stock options (treasury method, closing price)                  113.248               164.620
                                                                                   ------------          ------------
            FULLY DILUTED COMMON STOCK SHARES                                        35,009.236            29,300.969
                                                                                   ============          ============


Net debt (adjusted for cash, cash held in escrow, securities held for sale)        $    345,345          $    368,154
Equity market capitalization (fully diluted, end of period)                             467,373               402,595
                                                                                   ------------          ------------
       TOTAL MARKET CAPITALIZATION                                                 $    812,718          $    770,749
                                                                                   ============          ============

NET DEBT TO TOTAL MARKET CAPITALIZATION                                                    42.5%                 47.8%

GROSS REAL ESTATE INVESTMENTS                                                      $    718,864          $    656,005

NET DEBT TO GROSS REAL ESTATE INVESTMENTS                                                  48.0%                 56.1%

Fixed rate mortgage debt                                                           $    307,508          $    296,887
Variable rate mortgage debt                                                              47,635                75,569
                                                                                   ------------          ------------
       TOTAL DEBT                                                                  $    355,143          $    372,456
                                                                                   ============          ============

       % FIXED RATE DEBT                                                                   86.6%                 79.7%
       % VARIABLE RATE DEBT                                                                13.4%                 20.3%

       WEIGHTED-AVERAGE INTEREST RATE ON FIXED RATE DEBT                                   7.52%                 7.76%

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
for the periods ended December 31, 2002 and 2001
(in thousands, except per share data)
-------------------------------------------------------------------------------

                                                                 THREE MONTHS ENDED              TWELVE MONTHS ENDED
                                                           DEC 31, 2002     DEC 31, 2001     DEC 31, 2002     DEC 31, 2001
                                                           ------------     ------------     ------------     ------------
RENTAL INCOME
       MINIMUM RENTS                                         $ 20,459         $ 17,707         $ 75,802         $ 58,608
       EXPENSE RECOVERIES                                       6,056            5,341           22,983           17,400
       PERCENTAGE RENT PAYMENTS                                   181               39            1,507              967
                                                             --------         --------         --------         --------
TOTAL RENTAL INCOME                                            26,696           23,087          100,292           76,975
MANAGEMENT FEES                                                    93              128              278              927
INVESTMENT INCOME                                                 375              487            1,632            1,930
OTHER INCOME                                                       24               13              807               45
                                                             --------         --------         --------         --------
TOTAL REVENUES                                                 27,188           23,715          103,009           79,877
                                                             --------         --------         --------         --------
COSTS AND EXPENSES
       PROPERTY OPERATING EXPENSES                              8,140            7,376           30,044           23,866
       INTEREST EXPENSE                                         5,724            5,545           22,368           21,262
       AMORTIZATION OF DEFERRED FINANCING FEES                    244              252              884              636
       RENTAL PROPERTY DEPRECIATION AND AMORTIZATION            3,524            3,174           13,684           10,818
       LITIGATION SETTLEMENT                                    2,067               --            2,067               --
       GENERAL AND ADMINISTRATIVE EXPENSES                      1,638            1,099            6,649            3,553
                                                             --------         --------         --------         --------
TOTAL COSTS AND EXPENSES                                       21,337           17,447           75,696           60,135
                                                             --------         --------         --------         --------
INCOME BEFORE (LOSS) GAIN ON EXTINGUISHMENT OF DEBT,
       LOSS ON SALE OF REAL ESTATE, EQUITY IN INCOME OF
       JOINT VENTURES, MINORITY INTEREST IN EARNINGS
       OF CONSOLIDATED SUBSIDIARY, INCOME TAXES, MINORITY
       INTEREST IN CEFUS AND DISCONTINUED OPERATIONS            5,851            6,268           27,313           19,742

(LOSS) GAIN ON EXTINGUISHMENT OF DEBT                              --           (1,546)           1,520           (1,546)
LOSS ON SALE OF REAL ESTATE                                        --               --               --             (609)
EQUITY IN INCOME OF JOINT VENTURES                                113               40              549              494
MINORITY INTEREST IN EARNINGS OF CONSOLIDATED SUBSIDIARY          (25)             (25)            (101)             (99)
                                                             --------         --------         --------         --------
INCOME BEFORE INCOME TAXES, MINORITY INTEREST IN CEFUS AND
       DISCONTINUED OPERATIONS                                  5,939            4,737           29,281           17,982

INCOME TAX BENEFIT
       CURRENT                                                     --               --               --              593
       DEFERRED                                                    --               --               --              374
                                                             --------         --------         --------         --------
INCOME BEFORE MINORITY INTEREST IN CEFUS AND
       DISCONTINUED OPERATIONS                                  5,939            4,737           29,281           18,949
MINORITY INTEREST IN CEFUS                                         --               --               --           (1,627)
                                                             --------         --------         --------         --------
INCOME FROM CONTINUING OPERATIONS                               5,939            4,737           29,281           17,322
                                                             --------         --------         --------         --------
DISCONTINUED OPERATIONS
       INCOME FROM OPERATIONS OF PROPERTIES                       294              359            1,389            1,399
       GAIN ON DISPOSAL OF REAL ESTATE                          1,070               --            9,264               --
                                                             --------         --------         --------         --------
INCOME FROM DISCONTINUED OPERATIONS                             1,364              359           10,653            1,399
                                                             --------         --------         --------         --------
NET INCOME                                                   $  7,303         $  5,096         $ 39,934         $ 18,721
                                                             ========         ========         ========         ========
BASIC EARNINGS PER SHARE
       INCOME FROM CONTINUING OPERATIONS                     $   0.17         $   0.17         $   0.90         $   0.77
       INCOME FROM DISCONTINUED OPERATIONS                       0.04             0.01             0.32             0.06
                                                             --------         --------         --------         --------
NET INCOME                                                   $   0.21         $   0.18         $   1.22         $   0.83
                                                             ========         ========         ========         ========

DILUTED EARNINGS PER SHARE
       INCOME FROM CONTINUING OPERATIONS                     $   0.17         $   0.17         $   0.88         $   0.77
       INCOME FROM DISCONTINUED OPERATIONS                       0.04             0.01             0.32             0.06
                                                             --------         --------         --------         --------
NET INCOME                                                   $   0.21         $   0.18         $   1.20         $   0.83
                                                             --------         --------         --------         --------
WEIGHTED AVERAGE SHARES OUTSTANDING
       BASIC                                                   34,046           28,560           32,662           22,414
                                                             ========         ========         ========         ========
       DILUTED                                                 34,894           29,248           33,443           23,037
                                                             ========         ========         ========         ========

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
for the periods ended December 31, 2002 and 2001
(in thousands, except per share data)
-------------------------------------------------------------------------------

                                                                         THREE MONTHS ENDED               TWELVE MONTHS ENDED
                                                                   DEC 31, 2002      DEC 31, 2001     DEC 31, 2002     DEC 31, 2001
                                                                   ------------      ------------     ------------     ------------
NET INCOME                                                           $  7,303          $  5,096         $ 39,934         $ 18,721

     DEPRECIATION OF REAL ESTATE                                        3,399             3,238           13,480           10,995
     AMORTIZATION OF CAPITALIZED LEASING FEES                             107                60              330              207
     (GAIN) LOSS ON SALE OF DISPOSAL OF REAL ESTATE                    (1,070)               --           (9,264)             609
     INTEREST ON CONVERTIBLE PARTNERSHIP UNITS                             65                65              259              259
     MINORITY INTEREST IN EARNINGS OF CONSOLIDATED SUBSIDIARY              25                25              101               99
     DEFERRED INCOME TAXES                                                  0                --               --             (374)
     SHARE OF REAL ESTATE DEPRECIATION IN JOINT VENTURES                  181               164              647              238
     MINORITY INTEREST SHARE OF FFO ADJUSTMENTS                            --                --               --           (1,369)
                                                                     --------          --------         --------         --------

FUNDS FROM OPERATIONS (1)                                            $ 10,010          $  8,648         $ 45,487         $ 29,385
                                                                     ========          ========         ========         ========
          INCREASE                                                       15.8%                              54.8%

FFO PER SHARE (DILUTED) (1)                                          $   0.29          $   0.30         $   1.36         $   1.28
          INCREASE                                                       -3.3%                               6.3%

FFO ADJUSTED FOR NONRECURRING CHARGES:
     FUNDS FROM OPERATIONS (1)                                       $ 10,010          $  8,648         $ 45,487         $ 29,385
     LOSS (GAIN) ON EXTINGUISHMENT OF DEBT                                 --             1,546           (1,520)           1,546
     LITIGATION SETTLEMENT                                              2,067                --            2,067               --
                                                                     --------          --------         --------         --------
FFO ADJUSTED FOR NONRECURRING CHARGES                                $ 12,077          $ 10,194         $ 46,034         $ 30,931
                                                                     ========          ========         ========         ========
          INCREASE                                                       18.5%                              48.8%

FFO PER SHARE (DILUTED) ADJUSTED FOR NONRECURRING CHARGES            $   0.35          $   0.35         $   1.38         $   1.34
          INCREASE                                                        0.0%                               3.0%


ADJUSTED FUNDS FROM OPERATIONS (AFFO)

FUNDS FROM OPERATIONS (1)                                            $ 10,010          $  8,648         $ 45,487         $ 29,385

LESS:
     STRAIGHT LINE RENT ADJUSTMENT                                        323                32              636              129
                                                                     --------          --------         --------         --------
     RECURRING CAPITAL EXPENDITURES
          TENANT IMPROVEMENTS                                             511               302              974              686
          LEASING COMMISSIONS AND FEES                                    299               162              803              494
          OTHER CAPITAL EXPENDITURES                                      292               394              886              934
                                                                     --------          --------         --------         --------
     TOTAL RECURRING CAPITAL EXPENDITURES                               1,102               858            2,663            2,114
                                                                     --------          --------         --------         --------

ADJUSTED FUNDS FROM OPERATIONS (1)                                   $  8,585          $  7,758         $ 42,188         $ 27,142
                                                                     ========          ========         ========         ========
          INCREASE                                                       10.7%                              55.4%

AFFO PER SHARE (DILUTED) (1)                                         $   0.25          $   0.27         $   1.26         $   1.18
          INCREASE                                                       -7.4%                               6.8%

WEIGHTED AVERAGE DILUTED SHARES                                        34,894            29,248           33,443           23,037

(1) FFO, FFO per share, AFFO and AFFO per share for the three and twelve month periods ended December 31, 2002 and 2001 include gain (loss) on extinguishment of debt and litigation settlement reported above as nonrecurring charges.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
as of December 31, 2002 and December 31, 2001
(in thousands, except per share data)
-------------------------------------------------------------------------------

                                                                     DEC 31, 2002       DEC 31, 2001
                                                                     ------------       ------------
ASSETS
      RENTAL PROPERTY
           LAND, BUILDINGS AND EQUIPMENT                              $  664,157         $  605,820
           BUILDING IMPROVEMENTS                                          18,784             17,513
           LAND HELD FOR DEVELOPMENT                                      16,434             23,420
           CONSTRUCTION IN PROGRESS                                       19,489              5,416
                                                                      ----------         ----------
                RENTAL PROPERTY                                          718,864            652,169
           LESS: ACCUMULATED DEPRECIATION                                (40,433)           (28,031)
           PROPERTY HELD FOR SALE                                             --              3,549
                                                                      ----------         ----------
      RENTAL PROPERTY, NET                                               678,431            627,687

      CASH AND CASH EQUIVALENTS                                            2,944                906
      CASH HELD IN ESCROW                                                  5,933              1,715
      SECURITIES AVAILABLE FOR SALE                                          921              1,681
      ACCOUNTS AND OTHER RECEIVABLES, NET                                  7,053              5,262
      NOTES RECEIVABLE                                                     8,428              9,697
      DEPOSITS                                                             6,806              6,219
      DEFERRED EXPENSES, NET                                               5,263              3,883
      INVESTMENTS IN JOINT VENTURES                                        7,420              7,742
      GOODWILL, NET                                                        2,276              1,281
      OTHER ASSETS                                                         4,594              2,463
                                                                      ----------         ----------

TOTAL ASSETS                                                          $  730,069         $  668,536
                                                                      ==========         ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
      LIABILITIES
           MORTGAGE NOTES PAYABLE                                     $  332,143         $  345,047
           REVOLVING CREDIT FACILITIES                                    23,000             27,409
                                                                      ----------         ----------
                TOTAL NOTES PAYABLE                                      355,143            372,456
           ACCOUNTS PAYABLE AND ACCRUED EXPENSES                          14,760              8,987
           TENANT SECURITY DEPOSITS                                        4,342              4,090
           OTHER LIABILITIES                                               1,724                867
                                                                      ----------         ----------
      LIABILITIES BEFORE MINORITY INTEREST                               375,969            386,400
                                                                      ----------         ----------

      MINORITY INTEREST IN EQUITY OF CONSOLIDATED SUBSIDIARIES             3,869              3,869
                                                                      ----------         ----------
       SHAREHOLDERS' EQUITY
           COMMON STOCK                                                      345                288
           ADDITIONAL PAID-IN CAPITAL                                    355,450            283,619
           RETAINED EARNINGS                                               5,969              1,808
           ACCUMULATED OTHER COMPREHENSIVE LOSS                              (46)               (34)
           UNAMORTIZED RESTRICTED STOCK COMPENSATION                      (4,375)            (1,836)
           NOTE RECEIVABLE FROM ISSUANCE OF COMMON STOCK                  (7,112)            (5,578)
                                                                      ----------         ----------
      TOTAL SHAREHOLDERS' EQUITY                                         350,231            278,267
                                                                      ----------         ----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                            $  730,069         $  668,536
                                                                      ==========         ==========

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of December 31, 2002
(in thousands)

                                          LOAN CLOSING/     ORIGINAL
                                           REFINANCING        LOAN          MATURITY                   DEC 31, 2002
  PROPERTY                                   DATE (1)       AMOUNT(2)         DATE         RATE(3)        BALANCE
                                          -------------     ---------       --------       -------     ------------
FIXED RATE MORTGAGE DEBT
        Lantana Village                      02/19/98        $ 4,400        02/15/05        6.950%        $ 3,816
        Benchmark Crossing                   09/21/01          3,483        08/01/05        9.250%          3,393
        Sterling Plaza                       09/20/01          4,197        09/01/05        8.750%          4,083
        Townsend Square                      09/20/01          5,005        10/01/05        8.500%          4,922
        Green Oaks                           09/21/01          3,189        11/01/05        8.375%          3,100
        Melbourne Plaza                      09/21/01          1,843        11/01/05        8.375%          1,792
        Oak Hill (*)                         12/07/95          2,500        01/01/06        7.625%          2,016
        Walden Woods                         01/01/99          2,835        08/01/06        7.875%          2,492
        Big Curve                            09/21/01          5,683        10/01/06        9.190%          5,552
        Highland Square                      09/21/01          4,234        12/01/06        8.870%          4,135
        Park Northern                        09/21/01          2,484        12/01/06        8.370%          2,377
        University Mall                      09/21/01         12,874        12/01/06        8.440%         12,680
        Rosemeade                            09/21/01          3,319        12/01/07        8.295%          3,244
        Colony Plaza                         09/21/01          3,884        01/01/08        7.540%          3,053
        Parkwood (4)                         09/21/01          6,371        01/01/08        7.280%          6,277
        Richwood (4)                         09/21/01          3,282        01/01/08        7.280%          3,234
        Commonwealth                         02/15/98          3,300        02/15/08        7.000%          2,864
        Mariners Crossing                    09/01/00          3,516        03/01/08        7.080%          3,425
        Pine Island/Ridge Plaza              08/01/99         26,234        07/01/08        6.910%         25,274
        Forestwood                           12/04/02          7,425        01/01/09        5.070%          7,425
        Shoppes of North Port                12/05/00          4,370        02/08/09        6.650%          4,201
        Prosperity Centre                    09/20/01          7,120        03/01/09        7.875%          6,730
        Shoppes of Ibis                      07/10/02          6,097        09/01/09        6.730%          6,031
        Park Promenade                       01/31/00          6,500        02/01/10        8.100%          6,360
        Skipper Palms                        09/21/01          3,617        03/01/10        8.625%          3,585
        Jonathan's Landing                   09/20/01          2,966        05/01/10        8.050%          2,932
        Bluff's Square                       09/20/01         10,249        06/01/10        8.740%         10,162
        Kirkman Shoppes                      09/20/01          9,679        06/01/10        8.740%          9,596
        Ross Plaza                           09/20/01          6,750        06/01/10        8.740%          6,693
        Boynton Plaza                        09/20/01          7,637        07/01/10        8.030%          7,561
        Pointe Royale                        07/28/95          6,000        07/15/10        7.950%          4,763
        Plymouth Park East 1 (5)             09/20/01            159        08/01/10        8.250%            154
        Plymouth Park East 2 (5)             09/20/01            477        08/01/10        8.250%            463
        Plymouth Park North (5)              09/20/01          8,506        08/01/10        8.250%          8,260
        Plymouth Park South (5)              09/20/01            636        08/01/10        8.250%            617
        Plymouth Park Story North (5)        09/20/01            391        08/01/10        8.250%            380
        Plymouth Park West (5)               09/20/01          2,542        08/01/10        8.250%          2,468
        Shops at Skylake                     07/06/00         16,350        08/01/10        7.650%         14,964
        Minyards                             09/20/01          2,586        11/01/10        8.320%          2,546
        Forest Village                       03/08/01          4,700        04/01/11        7.270%          4,533
        Boca Village                         09/20/01          8,478        05/01/11        7.200%          8,382
        Sawgrass Promenade                   09/20/01          8,478        05/01/11        7.200%          8,382
        Plaza Del Rey (*)                    08/01/96          3,050        09/01/11        8.125%          2,202
        Lake Mary                            11/01/01         25,000        11/01/11        7.250%         24,763
        Lake St. Charles                     10/29/01          3,950        11/01/11        7.130%          3,911
        Marco Town Center                    12/14/01          9,000        01/01/12        6.700%          8,875

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of December 31, 2002
(in thousands)

                                          LOAN CLOSING/     ORIGINAL
                                           REFINANCING        LOAN          MATURITY                   DEC 31, 2002
  PROPERTY                                   DATE (1)       AMOUNT(2)         DATE         RATE(3)        BALANCE
                                          -------------     ---------       --------       -------     ------------
        Cashmere                             10/29/02        $ 5,350        11/01/12        5.880%        $ 5,343
        Eastwood                             10/25/02          6,375        11/01/12        5.880%          6,366
        Meadows                              10/29/02          6,700        11/01/12        5.870%          6,690
        Summerlin Square                     01/25/99          5,000        02/01/14        6.750%          4,156
        Bird Ludlum                          02/19/97         13,400        02/15/15        7.680%         10,857
        West Lakes Plaza (*)                 05/22/97          5,902        06/01/16        7.875%          4,979
        Atlantic Village (*)                 10/30/98          5,000        11/01/18        6.850%          4,449


TOTAL FIXED RATE MORTGAGE DEBT (53 LOANS)                   $323,073          6.37           7.52%       $307,508
                                                                            (WTD-AVG       (WTD-AVG
                                                                            MATURITY)        RATE)

VARIABLE RATE MORTGAGE DEBT(11)
        Comerica/4 property loan (6) (**)    09/20/01         24,635        02/28/04        LIBOR + 150    24,635

TOTAL VARIABLE RATE MORTGAGE DEBT                           $ 24,635                                     $ 24,635
                                                            --------                                     --------
Total mortgage notes                                        $347,708                                     $332,143
                                                            --------                                     --------

REVOLVING CREDIT FACILITIES(11)
        City National Bank (7)               02/04/99         10,403        05/04/03        LIBOR + 225        --
        Bank Leumi (8) (**)                  09/17/01         30,000        03/17/03        LIBOR + 125        --
        Wells Fargo (9) (**)                 02/27/02         41,300        02/26/05        LIBOR + 125    23,000

TOTAL REVOLVING CREDIT FACILITIES                           $ 81,703                                     $ 23,000
                                                            --------                                     --------

TOTAL DEBT                                                                                               $355,143
                                                                                                         --------

        MATURITY SCHEDULE         SCHEDULED              BALLOON
             BY YEAR             AMORTIZATION          PAYMENTS (10)        TOTAL
        -----------------        ------------          -------------      --------
               2003                $ 6,288                $     --        $  6,288
               2004                  6,762                  24,635          31,397
               2005                  7,040                  42,680          49,720
               2006                  6,978                  26,470          33,448
               2007                  6,855                   2,864           9,719
               2008                  6,592                  40,104          46,696
               2009                  5,977                  18,749          24,726
               2010                  5,011                  68,564          73,575
               2011                  3,716                  44,410          48,126
               2012                  2,790                  21,212          24,002
           Thereafter                7,316                     130           7,446
                                   -------                --------        --------
        TOTAL                      $65,325                $289,818        $355,143
                                   =======                ========        ========

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of December 31, 2002
(in thousands)
--------------------------------------------------------------------------------

(1) The more recent of the loan closing/assumption date and the date of any subsequent refinancing.

(2) The principal amount on the loan closing/assumption date, adjusted to reflect any subsequent additional funding.

(3)      The rate in effect on December 31, 2002.

(4) The mortgage balances for Parkwood and Richwood represent the future minimum lease payments (net of imputed interest) attributable to lease payments on these two properties, both of which are owned pursuant to capital lease obligations.

(5) All of the Plymouth loans are with Sun Life of Canada. In the case of Plymouth Park North and East, the collateral has been split into two parts; hence the two individual loans.

(6) This Comerica facility is secured by Grogans Mill ($7,995), Steeplechase ($6,305), Mission Bend ($6,370) and Beechcrest ($3,965). Bearing interest at the rate of LIBOR + 150. (**)

(7) The CNB Line was authorized to $10,403 as of December 31, 2002, and is secured by Mandarin Mini-storage, Skylake Phase III land, Beauclerc Village and East Bay Plaza. We have two, 364-day extension options for an extended maturity of 5/2/2005.

(8) The Bank Leumi facility is secured by negative pledges on Ryanwood, Pompano, SW Walgreens, Bandera, Market at First Colony and Mason Park. We have exercised an option to extend the maturity of the Leumi facility to 3/17/03. (**)

(9) The facility is secured by Blanco Village, Oakbrook, Mandarin Landing, Hedwig, Bissonnet and Spring Shadows. The rate on the facility is LIBOR plus a range of 115 to 150 depending on overall leverage. As of December 31, 2002, the rate was LIBOR + 125. (**)

(10) Represents the entire principal balance of a maturing loan on the maturity date.

(*) This loan was repaid in full, subject to a prepayment penalty in January 2003.

(**) Concurrent with the IRT merger this revolving credit facility or variable rate loan was repaid.

EQUITY ONE INC., AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of December 31, 2002

                                                                 Year            Total
                                                                built/          square         Percent       # of tenants
    Property                                  City             renovated        footage        leased      occp'd     vacant
    --------                                  ----             ---------        -------        ------      ------     ------
FLORIDA (47)

NORTH FLORIDA (9)

  Atlantic Village                       Atlantic Beach        1984/1998        100,559         96.2%        24         1


  Beauclerc Village                      Jacksonville          1962/1988         70,429        100.0%        12         0


  Commonwealth                           Jacksonville          1984/1998         81,467         98.4%        15         1


  Forest Village                         Tallahassee                2000         71,526         91.5%        15         2


  Ft. Caroline                           Jacksonville          1985/1995         74,546         98.7%        12         1


  Losco                                  Jacksonville               2000          8,700        100.0%         8         0


  Mandarin Landing                       Jacksonville          1976/2000        141,565         91.6%        30         7


  Monument Point                         Jacksonville          1985/1997         76,628        100.0%        14         0


  Oak Hill                               Jacksonville          1985/1997         78,492        100.0%        19         0


CENTRAL FLORIDA (7)

  Eckerds Leesburg                       Leesburg                   2000         12,739        100.0%         1         0


  Eastwood                               Orlando                    1997         69,037        100.0%        13         0


  Eustis Square                          Eustis                1983/1997        126,791         87.2%        19         8


  Kirkman Shoppes                        Orlando                    1973         88,820         96.1%        30         2


  Lake Mary                              Orlando               1988/2001        342,384         98.0%        66        23


  Park Promenade                         Orlando               1987/2000        125,818         96.7%        25         2


  Walden Woods                           Plant City            1985/1998         74,336         37.3%        10         1


FLORIDA TREASURE COAST REGION (6)

  Bluffs Square                          Jupiter                    1986        132,395         97.7%        46         5


  Cashmere Corners                       Port St. Lucie             2001         89,234        100.0%        18         0


  Eckerds Melbourne                      Melbourne                  2001         10,908        100.0%         1         0


  Jonathan's Landing                     Jupiter                    1997         26,820        100.0%        12         0


  Ryanwood                               Vero Beach                 1987        114,925         96.5%        30         2


  Salerno Village                        Stuart                     1987         58,804         95.6%        15         3


FLORIDA WEST COAST (8)

  East Bay Plaza                         Largo                 1985/1997         85,426         55.9%        18         4


  Lake St. Charles                       Tampa                      1999         57,015        100.0%         8         0


  Marco Town Center                      Marco Island               2001        109,430         92.0%        36         9


  Mariners Crossing                      Spring Hill           1989/1999         85,507         94.0%        13         2


  Ross Plaza                             Tampa                 1984/1996         85,359         84.1%        16         4


  Shoppes of North Port                  North Port                 1991         84,705        100.0%        22         0


  Skipper Palms                          Tampa                      1984         86,944         96.4%        16         1


  Summerlin Square                       Fort Myers            1986/1998        109,156         91.9%        23         5


                                            Supermarket anchor*                                                        Average
                                    owned      shadow         name                                                    base rent
    Property                          SF         SF         exp date           Other anchor tenants                 per leased SF
FLORIDA (47)

NORTH FLORIDA (9)

  Atlantic Village                   39,795               Publix            Jo-Ann's Fabrics                          $ 10.23
                                                          (10/31/2008)

  Beauclerc Village                                                         Big Lots, Goodwill, Beall's Outlet           7.63


  Commonwealth                       48,997               Winn-Dixie                                                     8.10
                                                          (2/28/2018)

  Forest Village                     37,866               Publix                                                        10.32
                                                          (4/30/2020)

  Ft. Caroline                       45,500               Winn-Dixie        Eckerds* (Bealls Outlet)                     7.43
                                                          (5/31/2015)

  Losco                                        45,820     Winn-Dixie                                                    18.38


  Mandarin Landing                   34,400               Publix            Office Depot, Eckerds                        8.84
                                                          (2/14/2007)

  Monument Point                     46,772               Winn-Dixie        Eckerds                                      6.49
                                                          (3/27/2005)

  Oak Hill                           39,795               Publix            Walgreens* (Bonus Dollar)                    6.82
                                                          (5/11/2005)

CENTRAL FLORIDA (7)

  Eckerds Leesburg                                                          Eckerds                                     26.55


  Eastwood                           51,512               Publix                                                        11.03
                                                          (11/1/2017)

  Eustis Square                      38,520               Publix*           Beall's, Walgreens* (Beall's Outlet)         6.71
                                                          (11/30/2004)

  Kirkman Shoppes                                                           Eckerds                                     17.46


  Lake Mary                          63,139               Albertsons        K-Mart, Euro Fitness, Sun Star              11.70
                                                          (6/30/2012)       Theatres

  Park Promenade                     55,000               Publix            Orange County Library, Blockbuster           9.35
                                                          (2/9/2007)

  Walden Woods                                                              Walgreens                                    8.65


FLORIDA TREASURE COAST REGION (6)

  Bluffs Square                      39,795               Publix            Walgreens                                   11.65
                                                          (10/22/2006)

  Cashmere Corners                   59,448               Albertsons                                                     7.88
                                                          (4/30/2025)

  Eckerds Melbourne                                                         Eckerds                                     20.45


  Jonathan's Landing                           53,850     Albertsons        Blockbuster                                 17.93


  Ryanwood                           39,795               Publix            Books A Million, Beall's Outlet              9.17
                                                          (3/23/2017)

  Salerno Village                    31,503               Winn Dixie        Eckerds                                      6.58
                                                          (9/21/2007)

FLORIDA WEST COAST (8)

  East Bay Plaza                               53,000     Albertsons                                                     9.96


  Lake St. Charles                   46,295               Kash 'N Karry                                                  9.74
                                                          (6/30/2019)

  Marco Town Center                  27,887               Publix                                                        15.98
                                                          (1/31/2018)

  Mariners Crossing                  48,315               Kash 'N Karry                                                  7.92
                                                          (4/30/2020)

  Ross Plaza                                                                Walgreens*, Ross Dress for Less              9.98


  Shoppes of North Port              48,890               Publix            Beall's Outlet                               9.48
                                                          (12/11/2011)

  Skipper Palms                      53,440               Winn-Dixie                                                     8.53
                                                          (5/31/2016)

  Summerlin Square                   45,500               Winn-Dixie        Eckerds                                     10.64
                                                          (6/4/2006)

EQUITY ONE INC., AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of December 31, 2002

                                                                       Year             Total
                                                                      built/           square        Percent       # of tenants
    Property                                  City                   renovated         footage       leased      occp'd     vacant
    --------                                  ----                   ---------         -------       -------     ------     ------
SOUTH FLORIDA/ATLANTIC COAST (17)

  Bird Ludlum                             Miami                       1988/1998         192,282        98.5%        48         1


  Boca Village                            Boca Raton                       1978          93,428       100.0%        22         0


  Boynton Plaza                           Boynton Beach               1978/1999          99,324        88.1%        24         6


  Lantana Village                         Lantana                     1976/1999         175,480        98.4%        23         2


  Meadows                                 Miami                            1997          75,524        95.2%        19         2


  Oakbrook                                Palm Beach Gardens          1974/2000         220,747        59.6%        15        20


  Pine Island                             Davie                       1983/1999         254,907        96.6%        44         3


  Plaza Del Rey                           Miami                       1985/1996          50,146        97.2%        22         1


  Point Royale                            Miami                       1970/2000         209,863        93.9%        23         3


  Pompano                                 Pompano Beach               1968/2001          80,697       100.0%         1         0


  Prosperity Centre                       Palm Beach Gardens               1993         122,106       100.0%         9         0


  Ridge Plaza                             Davie                       1984/1999         155,204        97.6%        26         3


  Sawgrass Promenade                      Deerfield Beach             1982/1998         107,092        99.1%        28         1


  Shoppes of Ibis                         West Palm Beach                  1999          79,420       100.0%        18         0


  Shops at Skylake                        North Miami Beach        1999/2000-01         174,199        98.9%        43         2


  University Mall                         Ft. Lauderdale                   1973         249,508        84.7%        17         8


  West Lakes Plaza                        Miami                       1984/2000         100,747       100.0%        27         0

                                                                                      ---------       -----        ---       ---
TOTAL SHOPPING CENTERS FLORIDA (47)                                                   5,121,139        92.9%       996       135
                                                                                      ---------       -----        ---       ---

TEXAS (31)

HOUSTON (15)

  Barker Cypress                          Houston                          1999          66,945        95.8%        14         2


  Beechcrest                              Houston                     1981/2001          90,797       100.0%        15         0


  Benchmark Crossing                      Houston                          1986          58,384       100.0%         5         0


  Bissonnet                               Houston                          1999          15,542       100.0%         8         0


  Colony Plaza                            Sugarland                        1997          26,513        89.4%        13         2


  Copperfield                             Houston                          1994         134,845        56.1%        27         6


  Forestwood                              Houston                          1993          88,760        98.0%        15         1


  Grogan's Mill                           The Woodlands                    1986         118,493        98.9%        25         1


  Hedwig                                  Houston                          1974          69,504       100.0%        13         0


  Highland Square                         Sugarland                        1998          64,171        99.7%        26         1


  Market at First Colony                  Sugarland                        1988         107,301       100.0%        35         0

  Mason Park                              Katy                             1998         160,047        76.8%        33         6


  Mission Bend                            Houston                     1980/1999         131,575        91.8%        24         3


  Spring Shadows                          Houston                          1999          39,611        95.7%        15         1

  Steeplechase                            Jersey Village                   1985         105,152       100.0%        26         0


                                              Supermarket anchor*                                                        Average
                                      owned      shadow         name                                                    base rent
    Property                            SF         SF         exp date               Other anchor tenants             per leased SF
SOUTH FLORIDA/ATLANTIC COAST (17)
  Bird Ludlum                            44,400             Winn-Dixie               Eckerds, Blockbuster, Goodwill      $ 14.59
                                                            (12/31/2007)

  Boca Village                           36,000             Publix                   Eckerds                               14.57
                                                            (3/31/2007)

  Boynton Plaza                          37,664             Publix                   Eckerds                               10.07
                                                            (8/31/2003)

  Lantana Village                        39,473             Winn-Dixie               K-Mart, Rite Aid*                      6.44
                                                            (2/15/2011)              (Dollar Store)

  Meadows                                47,955             Publix                                                         12.01
                                                            (7/9/2017)

  Oakbrook                               44,400             Publix                   Eckerds, Duffy's                      12.55
                                                            (10/31/2020)             Steinmart (opening May 2003)

  Pine Island                            39,943             Publix                   Home Depot Expo, Rite Aid*             9.21
                                                            (11/30/2013)              (Bealls Outlet)

  Plaza Del Rey                                                                      Navarro Pharmacy                      12.84


  Point Royale                           45,350             Winn-Dixie               Best Buy, Eckerds* (Linen              6.49
                                                            (2/18/2011)              Supermarket)

  Pompano                                                                            Lowe's                                 6.69


  Prosperity Centre                                                                  Office Depot, Barnes & Noble,         14.80
                                                                                     Bed Bath & Beyond, Carmine's,
                                                                                     TJ Maxx


  Ridge Plaza                                                                        AMC Theater, Kabooms, Republic         9.03
                                                                                     Security Bank, Uncle Funny's,
                                                                                     Round Up

  Sawgrass Promenade                     36,464             Publix                   Walgreens, Blockbuster                11.28
                                                            (11/30/2004)

  Shoppes of Ibis                        51,420             Publix                                                         12.22
                                                            (4/30/2019)

  Shops at Skylake                       51,420             Publix                   Goodwill, Blockbuster                 15.23
                                                            (7/31/2019)

  University Mall                                                                    Eckerds,                               5.92
                                                                                     Lowes (under construction)


  West Lakes Plaza                       46,216             Winn-Dixie               Navarro Pharmacy                      10.70
                                                            (10/31/2016)

                                      ---------   -------                                                                -------
TOTAL SHOPPING CENTERS FLORIDA (47)   1,462,869   152,670                                                                $ 10.35
                                      ---------   -------                                                                -------

TEXAS (31)

HOUSTON (15)

  Barker Cypress                         41,320             H.E.B.                                                         12.53
                                                            (01/31/2014)

  Beechcrest                             40,345             Randall's* (Viet Ho)     Walgreens*                             8.86
                                                            (6/24/2016)

  Benchmark Crossing                                                                 Bally's Fitness                       12.13


  Bissonnet                                        63,000   Kroger                   Blockbuster                           14.39


  Colony Plaza                                                                                                             18.77


  Copperfield                                                                        JoAnn's Fabrics                       12.39


  Forestwood                             59,334             Kroger                                                         10.58
                                                            (7/31/2013)

  Grogan's Mill                          56,558             Randall's*               Petco                                 12.19
                                                            (6/24/2016)

  Hedwig                                                                             Warehouse Music, Ross Dress           13.96
                                                                                     for Less

  Highland Square                                                                                                          16.59


  Market at First Colony                           62,000   Kroger                   TJ Maxx, Eckerds                      15.65

  Mason Park                                       58,890   Kroger                   Walgreens* (Eloise Collectibles)      11.73
                                                                                     Palais Royal, Petco

  Mission Bend                           46,112             Randall's                                                       8.44
                                                            (6/24/2016)

  Spring Shadows                                   63,322   H.E.B.                                                         14.21

  Steeplechase                           56,208             Randall's                                                      11.13
                                                            (6/24/2016)

EQUITY ONE INC., AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of December 31, 2002

                                                                      Year              Total
                                                                     built/            square         Percent       # of tenants
    Property                                     City               renovated          footage        leased      occp'd     vacant
    --------                                     ----               ---------          -------        ------      ------     ------
DALLAS (13)

  Green Oaks                                Arlington                      1983          65,091        80.6%          26         7

  Melbourne Plaza                           Hurst                          1983          47,517        90.1%          15         3


  Minyards                                  Garland                        2000          65,295       100.0%           2         0


  Parkwood                                  Plano                          1985          81,590       100.0%          20         0

  Plymouth Park East                        Irving                         1970          56,435        97.3%           9         1


  Plymouth Park North                       Irving                         1970         444,193        51.5%          38        21


  Plymouth Park South                       Irving                         1970          49,102        85.8%           5         2

  Plymouth Park West                        Irving                         1970         178,930        95.6%          14         1

  Richwood                                  Richardson                     1984          54,872        82.5%          23         5

  Rosemeade                                 Carrollton                     1986          49,554        97.5%          17         1

  Sterling Plaza                            Irving                         1989          65,205       100.0%          16         0

  Townsend Square                           Desoto                         1990         142,978        84.9%          32         6

  Village by the Park                       Arlington                      1988          44,387        69.3%           8         2

SAN ANTONIO (3)

  Bandera Festival                          San Antonio                    1989         189,438        49.8%          25         7


  Blanco Village                            San Antonio                    2000         108,325       100.0%          16         0


  Wurzbach                                  San Antonio                    1979          59,771       100.0%           3         0

                                                                                      ---------        ----        -----       ---
TOTAL SHOPPING CENTERS TEXAS (31)                                                     2,980,323        83.0%         563        79
                                                                                      ---------        ----        -----       ---
ARIZONA (3)

  Big Curve                                 Yuma                      1969/1996         126,402        95.3%          30         2

  Park Northern                             Phoenix                   1982/1996         126,852        91.8%          20         5


  Southwest Walgreens                       Phoenix                   1975/1998          93,518        52.8%          15         3

                                                                                      ---------        ----        -----       ---
TOTAL SHOPPING CENTERS ARIZONA (3)                                                      346,772        82.6%          65        10
                                                                                      ---------        ----        -----       ---
TOTAL SHOPPING CENTERS (81)                                                           8,448,234        88.9%       1,624       224
                                                                                      ---------        ----        -----       ---

OTHER RETAIL PROPERTIES (2)

  El Novillo                                Miami Beach, FL           1970/2000          10,000       100.0%           1         0

  Epsilon                                   W. Palm Beach, FL         1925/1997          18,707        54.6%           4         1

                                                                                      ---------        ----        -----       ---
TOTAL SHOPPING & RETAIL PROPERTY (83)                                                 8,476,941        88.9%       1,629       225
                                                                                      ---------        ----        -----       ---

  Mandarin Mini-storage                     Jacksonville, FL               1982          52,880        98.1%         524        10

  Plaza Alegre                              Miami, FL               2003 Development

  Coral Way N.E.                            Miami, FL               2003 Development

  Cashmere                                  Port St. Lucie          2003 Development

  Homestead                                 Homestead, FL           2004 Development

                                                                                      ---------        ----        -----       ---
GRAND TOTAL (88)                                                                      8,529,821        88.9%       2,153       235
                                                                                      ---------        ----        -----       ---


                                              Supermarket anchor*                                                        Average
                                       owned      shadow         name                                                    base rent
    Property                             SF         SF         exp date               Other anchor tenants             per leased SF
DALLAS (13)

  Green Oaks                                      58,000    Kroger                                                       $10.94

  Melbourne Plaza                                                                                                         11.09


  Minyards                               58,695             Minyards/Sack N Save                                           6.12
                                                            (12/31/2029)

  Parkwood                                        62,000    Albertsons               Planet Pizza                         12.75

  Plymouth Park East                     42,130             Kroger                                                         4.17
                                                            (11/30/2013)

  Plymouth Park North                                                                Blockbuster, Dollar General,          7.39
                                                                                     Thrift Store, Post Office,
                                                                                     Chateau Theatre, Levines

  Plymouth Park South                                                                Betcha Bingo                          6.86

  Plymouth Park West                                                                 Bargain City                          4.46

  Richwood                                        61,877    Albertsons               Blockbuster                          12.97

  Rosemeade                                       58,900    Kroger                   Gold's Gym, Blockbuster              11.92

  Sterling Plaza                                                                     Bank One,                            14.18
                                                                                     Warehouse Entertainment

  Townsend Square                                 60,349    Albertsons               Beall's, Victory Gym,                 9.06
                                                                                     Tutor Time

  Village by the Park                                                                Petco                                17.48

SAN ANTONIO (3)

  Bandera Festival                                                                   Beall's, Eckerds* (Scrapbook         11.16
                                                                                     Heaven), Blockbuster

  Blanco Village                         74,627             H.E.B.                                                        15.66
                                                            (4/30/2015)

  Wurzbach                               52,957             Albertsons*                                                    2.86
                                                            (12/31/2004)

                                      ---------  -------                                                                 ------
TOTAL SHOPPING CENTERS TEXAS (31)       528,286  548,338                                                                 $10.62
                                      ---------  -------                                                                 ------
ARIZONA (3)

  Big Curve                                       60,000    Albertsons               Walgreens, Miller's Outpost           9.70

  Park Northern                          51,511             Safeway                  Beall's, Showbiz Pizza                6.51
                                                            (5/31/2008)

  Southwest Walgreens                                                                Walgreens                            10.55

                                      ---------  -------                                                                 ------
TOTAL SHOPPING CENTERS ARIZONA (3)       51,511   60,000                                                                 $ 8.55
                                      ---------  -------                                                                 ------
TOTAL SHOPPING CENTERS (81)           2,042,666  761,008                                                                 $10.33
                                      ---------  -------                                                                 ------
OTHER RETAIL PROPERTIES (2)

  El Novillo                                                                         Jumbo Buffet                         14.08

  Epsilon                                                                            Dax Bar & Grill                      16.40

                                      ---------  -------                                                                 ------
TOTAL SHOPPING & RETAIL PROPERTY (83) 2,042,666  761,008                                                                 $10.34
                                      ---------  -------                                                                 ------

  Mandarin Mini-storage

  Plaza Alegre

  Coral Way N.E.

  Cashmere

  Homestead

GRAND TOTAL (88)                      2,042,666  761,008
                                      ---------  -------

Total square footage does not include shadow anchor square footage which is not owned or controlled by Equity One.
* Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).

EQUITY ONE, INC. AND SUBSIDIARIES
ANNUAL MINIMUM RENT BY LOCATION
as of December 31, 2002
-------------------------------------------------------------------------------
                              ANNUAL MINIMUM RENT
                                  BY LOCATION


                                     [CHART]

    REGION            COUNT          AMR          STATE              STATE TOTAL      %
    ------            -----          ---          -----              -----------     ---
  NORTH FL              9        $ 5,737,047
  CENTRAL FL            7          8,634,165
  TREASURE COAST        6          4,301,523
  WEST FL               8          6,578,429
  SOUTH FL             19         23,950,866      FLORIDA (49)       $49,202,030      63%

  HOUSTON              15         14,153,869
  DALLAS               13          9,185,618
  SAN ANTONIO           3          2,920,451      TEXAS (31)          26,259,938      34%

  ARIZONA               3          2,447,337      ARIZONA              2,447,337      3%

  TOTAL                83        $77,909,305      TOTAL              $77,909,305     100%


Note: Chart excludes Mandarin Mini-storage and 4 development properties.

EQUITY ONE, INC. AND SUBSIDIARIES
TENANT CONCENTRATION SCHEDULE
as of December 31, 2002
-------------------------------------------------------------------------------

                                                                                                 % OF TOTAL
                                 NUMBER                        % OF TOTAL      ANNUALIZED        ANNUALIZED     AVERAGE
                                   OF           SQUARE           SQUARE         MINIMUM           MINIMUM       MINIMUM
              TENANT             STORES          FEET             FEET            RENT              RENT          RENT
              ------             ------         ------         ----------      ----------        ----------     -------
TOP TEN TENANTS

      Publix                        19          798,521           9.4%        $ 5,307,773           6.8%        $ 6.65
      Winn Dixie                    10          447,151           5.3%          2,838,433           3.6%          6.35
      Eckerds                       15          153,426           1.8%          1,632,517           2.1%         10.64
      Safeway, Randall's             5          250,734           3.0%          1,616,185           2.1%          6.45
      Lowes                          3          259,751           3.1%          1,408,000           1.8%          5.42
      H.E. Butt                      2          115,947           1.4%          1,398,855           1.8%         12.06
      Walgreens                     10          154,116           1.8%          1,094,641           1.4%          7.10
      Blockbuster                   12           64,951           0.8%          1,038,871           1.3%         15.99
      Albertsons                     4          177,544           2.1%            899,820           1.2%          5.07
      K Mart                         2          170,659           2.0%            814,750           1.0%          4.77

                                 -----        ---------         -----         -----------         -----         ------
SUB-TOTAL TOP TEN TENANTS           82        2,592,800          30.6%        $18,049,845          23.2%        $ 6.96
                                 -----        ---------         -----         -----------         -----         ------

      Remaining tenants          1,547        4,941,535          58.3%         59,859,460          76.8%         12.11

                                 -----        ---------         -----         -----------         -----         ------
SUB-TOTAL ALL TENANTS            1,629        7,534,335          88.9%        $77,909,305         100.0%        $10.34
                                 -----        ---------         -----         -----------         -----         ------

      Vacant                       225          942,606          11.1%                  0           0.0%          0.00

                                 -----        ---------         -----         -----------         -----         ------
TOTAL INCLUDING VACANT           1,854        8,476,941         100.0%        $77,909,305         100.0%        $ 9.19
                                 -----        ---------         -----         -----------         -----         ------

Note:  Excludes Mandarin mini-storage facility.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER & COMMERCIAL PROPERTY LEASE EXPIRATION SCHEDULE
as of December 31, 2002
-------------------------------------------------------------------------------

                                                                                                   PERCENT         AVERAGE
                                                               PERCENT                                OF            ANNUAL
                                                                 OF          ANNUALIZED             TOTAL          MINIMUM
                          NUMBER                               TOTAL          MINIMUM            ANNUALIZED      RENT PER
                            OF             SQUARE              SQUARE          RENT AT             MINIMUM         SQUARE
DATE                     TENANTS (1)         FEET               FEET        EXPIRATION(2)            RENT           FOOT
                         -----------      ---------           -------       -------------         ----------      --------
M-T-M                         32             71,760              0.8%        $   808,757              1.0%        $ 11.27
2003                         292            692,986              8.2%          8,705,620             10.8%          12.56
2004                         345            961,746             11.3%         11,281,427             14.0%          11.73
2005                         345            921,251             10.9%         11,422,776             14.1%          12.40
2006                         190            745,824              8.8%          8,823,204             10.9%          11.83
2007                         201            842,604              9.9%          9,883,947             12.2%          11.73
2008                          66            375,322              4.4%          4,446,558              5.5%          11.85
2009                          28            175,269              2.1%          2,328,184              2.9%          13.28
2010                          34            322,574              3.8%          3,049,278              3.8%           9.45
2011                          21            417,520              4.9%          3,128,089              3.9%           7.49
2012                          11            130,635              1.5%          1,957,735              2.4%          14.99
Thereafter                    58          1,876,844             22.1%         14,917,735             18.5%           7.95
                           -----          ---------             ----         -----------            -----         -------

SUB-TOTAL/AVERAGE          1,623          7,534,335             88.9%        $80,753,310            100.0%        $ 10.72
                           -----          ---------            -----         -----------            -----         -------


Vacant                       225            942,606             11.1%                  0               NA              NA
                           -----          ---------            -----         -----------            -----         -------

TOTAL/AVERAGE              1,848          8,476,941            100.0%        $80,753,310            100.0%        $  9.53
                           -----          ---------            -----         -----------            -----         -------


                            ANNUAL LEASE EXPIRATIONS

                                    [GRAPH]


(1) Includes 11 tenants who use 0 square feet but pay rent under various usage agreements. Excludes 6 tenants who use 0 square feet and do not pay rent, but make certain other payments (i.e. CAM or RE Tax).
(2) Includes the rent from 11 tenants who use 0 square feet but pay rent under various usage agreements.

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE DEVELOPMENTS, DISPOSITIONS AND ACQUISITIONS
as of December 31, 2002
(in thousands, except square footage data)
-------------------------------------------------------------------------------

         REAL ESTATE DEVELOPMENTS
         ------------------------

1)       PLAZA ALLEGRE (CORAL WAY S.E.)
         Miami, Florida

         We began construction in March 2002 of an 84,000 square foot shopping center on an 8.5 acre site located on the southeast corner of S.W. 147th Avenue and Coral Way in southwest Miami-Dade County. Plaza Allegre will feature a 44,000 square foot Publix supermarket, a 14,000 square foot Goodwill Superstore, 26,000 square feet of local retail space and two out parcels. The development is expected to cost a total of $10,900 and is opening in March 2003. This development is not reflected on the December 31, 2002 Property Status Report, although the land parcel is listed as a property.

2)       CORAL WAY, N.E.
         Miami, Florida

         We own a 4.0 acre parcel at the northeast corner of S.W. 147th Avenue and Coral Way across the street from Plaza Allegre, upon which we expect to commence construction of a 25,000 square foot drug-store anchored shopping center in the first quarter of 2003 with a target completion in the fourth quarter of 2003. This development is not reflected on the December 31, 2002 Property Status Report, although the land parcel is listed as a property.

3)       UNIVERSITY MALL
         Pembroke Pines, Florida

         We have executed a ground lease with Lowe's to accommodate their construction of a 177,000 square foot home improvement store on this mostly vacant property. Lowe's will pay all the development and construction costs related to their store and the associated site area and parking. In conjunction with the Lowe's deal, we will spend approximately $4,300 to redevelop the remainder of the property. This redevelopment is reflected on the December 31, 2002 Property Status Report in its current configuration.

4)       OAKBROOK SQUARE
         Palm Beach Gardens, Florida

         This property is a 225,000 square foot shopping center anchored by Publix. Jacobson's closed their 90,000 square foot store in October 2002. Stein Mart has executed a lease to occupy 41,000 square feet of this space in the second quarter of 2003, and the balance is out for leasing. Plans are presently being approved to reconfigure a portion of the retail, add additional parking and develop a 6,000 square foot outparcel, all at an estimated total cost of $3,000. The current configuration of the property is reflected on the December 31, 2002 Property Status Report.

5)       SALERNO VILLAGE
         Stuart, Florida

         We intend to redevelop this supermarket-anchored shopping center which we purchased in May 2002. Winn Dixie, the existing supermarket, has executed a new 20-year lease for 45,802 square feet, an increase from their current 31,503 square foot store. The redevelopment will cost approximately $5,000, will commence in the second quarter of 2003, and is expected to be completed in early 2004. This redevelopment is reflected on the December 31, 2002 Property Status Report in its current configuration.

6)       HOMESTEAD RETAIL
         Homestead, Florida

         We own a 12 acre site adjacent to a master planned community in Homestead, Florida, approximately 25 miles south of Miami. We expect to develop a supermarket-anchored shopping center on this site in 2005. This development is not reflected on the December 31, 2002 Property Status Report, although the land parcel is listed as a property.

7)       SHOPS AT SKYLAKE
         North Miami Beach, Florida

         We plan to complete the final phase of Skylake totaling approximately 120,000 square feet in the fourth quarter of 2003 at an additional cost of approximately $6,200. To date, we have executed a lease with LA Fitness Sports Clubs for a 45,000 square foot health club, and have entered into a letter of intent with another major tenant for a 49,000 square foot space. The balance of the new development will be configured for local tenant leasing. The current configuration is reflected on the December 31, 2002 Property Status Report.

8)       CASHMERE
         Port St. Lucie, Florida

         This is a four acre site adjacent to our Cashmere Corners retail center. In April 2003 we will commence construction of 20,000 square feet of retail space. The project will be completed in November 2003 at an a cost of approximately $1,800. This development is not reflected on the December 31, 2002 Property Status Report, although the land parcel is listed as a property.

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE DEVELOPMENTS, DISPOSITIONS AND ACQUISITIONS
as of December 31, 2002
(in thousands, except square footage data)
-------------------------------------------------------------------------------

         DISPOSITION ACTIVITY - 4TH QUARTER
         ----------------------------------

9)       MCMINN PLAZA
         Athens, AZ

         This property was sold on November 13, 2002 for a price of $6,200, resulting in a gain of $951.

10)      WOODFOREST
         Houston, TX

         This property was sold on December 12, 2002 for a price of $1,850, resulting in a gain of $126.

         PURCHASE ACTIVITY - 4TH QUARTER
         -------------------------------

11)      FORESTWOOD
         Houston, TX

         This property was acquired on December 6, 2002 for a purchase price of $10,355.

EQUITY ONE, INC. AND SUBSIDIARIES
JOINT VENTURE INVESTMENTS
as of December 31, 2002
(in thousands, except square footage data)
-------------------------------------------------------------------------------

OWNED JOINT VENTURES *
----------------------

1)       CITY CENTRE
2)       CITY CENTRE PARCEL F
         Palm Beach Gardens, Florida

         City Centre is a 93,565 square foot office/retail center that was 93% leased as of 12/31/02. The property is encumbered by an 8.54% fixed-rate mortgage loan with a balance of $12,983 on,12/31/02, which matures on 4/1/10. This property includes a parcel of land slated for future office development which is held in a separate joint venture. Equity One owns a 50% interest in both joint ventures.

3)       PARK PLACE
         Plano, Texas

         Park Place is a 112,478 square foot retail center that was 100% leased as of 12/31/02. The development plan calls for the construction of two additional phases totaling 29,000 square feet at a cost of $2,600, with completion targeted for December 2003. On 4/5/02, the existing debt was refinanced with a $15,000, three-year, interest-only loan at LIBOR + 140, which we have guaranteed. Equity One owns a 50.1% interest in this joint venture.

4)       OAKS SQUARE
         Gainesville, Florida

         Oaks Square is a 119,355 square foot retail center that was 100% leased as of 12/31/02. The property is encumbered by a 7.63% fixed-rate mortgage loan with a balance of $16,642 on 12/31/02, which matures on 12/31/10. Equity One owns a 50% interest in this joint venture.

* Equity One accounts for these four joint venture interests using the equity method as we do not consider ourselves to be in control of the major business decisions.

EQUITY ONE, INC. AND SUBSIDIARIES
STOCK PRICE AND VOLUME STATISTICS
for the three months ended December 31, 2002
-------------------------------------------------------------------------------



                            DAILY HIGH-LOW-CLOSE AND
                             10-DAY MOVING AVERAGE


                                    [CHART]





                            DAILY TRADING VOLUME AND
                             10-DAY MOVING AVERAGE


                                    [CHART]



*Data obtained from Yahoo chart services